SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2001

Cidco Incorporated

(Exact name of registrant as specified in its charter)

Delaware (State or otherjurisdiction of incorporation)	0-23296 (Commission File Number)	13-3500734 (IRS Employer Identification No.)

220 Cochrane Circle Morgan Hill, California (Address of principal executive offices)	95037 (Zip Code)

(408) 779-1162
(Registrant’s telephone number, including area code)

INFORMATION TO BE INCLUDED IN REPORT
Item 5. Other Events.
Item 7. Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.2
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6

INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events.

On October 17, 2001, Cidco Incorporated (“Cidco”) entered into an Agreement and Plan of Merger with EarthLink, Inc. (“EarthLink”) and EarthLink Acquisition Sub, Inc. (“Sub”) (the “Original Agreement”), as amended by that certain First Amendment to Agreement and Plan of Merger dated as of October 29, 2001 (the “First Amendment”), which amended the Original Agreement to change the former reference of “51%” in Section 1.1(c) of the Original Agreement to “greater than 50%” as regards to the parties’ obligations to effect a Long Form Merger (as defined in the Original Agreement and the First Amendment); and (ii) change the former reference of “50%” in Annex I of the Agreement to “greater than 50%” as regards the Minimum Condition (as defined in the Original Agreement and the First Amendment) to consummation of the tender offer by EarthLink. The Original Agreement and the First Amendment are referred to collectively herein as the “Merger Agreement,” and are attached hereto as Exhibits 2.1 and 2.2, respectively. Concurrently with the execution of the Original Agreement, Cidco’s executive officers, directors, and an affiliate of one director entered into Agreements to Vote and Tender (each a “Voting Agreement”) with EarthLink, the forms of which are attached hereto as Exhibits 2.3 and 2.4; Cidco and EarthLink entered into a Stock Option Agreement, a copy of which is attached hereto as Exhibit 2.5; and an Advance Agreement (the “Advance Agreement”), a copy of which is attached hereto as Exhibit 10.1; along with a Security Agreement (the “Security Agreement”), a copy of which is attached hereto as Exhibit 10.2; and a Deed of Trust (the “Deed of Trust”), in connection with entering into the Advance Agreement, a copy of which is attached hereto as Exhibit 10.3, with each of the foregoing being described below.

In furtherance of the terms of the Merger Agreement, Cidco has entered into that certain First Amendment to Rights Agreement dated as of October 17, 2001, a copy of which is attached hereto as Exhibit 4.1, and that certain Second Amendment to Rights Agreement dated as of October 25, 2001, a copy of which is attached hereto as Exhibit 4.2 (together, the “Amendments”). The Amendments amend certain terms of the Rights Agreement, dated as of January 27, 1997 by and between Cidco and The Bank of New York as successor-rights-agent to United States Trust Company (the “Rights Agreement”), in order to expressly exclude the transactions contemplated under the Merger Agreement from the anti-takeover provisions of the Rights Agreement.

Additionally, as a material inducement and condition to EarthLink entering into the Merger Agreement, Cidco has also entered into an Assignment and Assumption Agreement dated October 1, 2001 (the “Assignment Agreement”) with Cidco Communications, LLC (“LLC”) and ACT Manufacturing (“ACT”), pursuant to which the parties have agreed to restructure certain business arrangements among them. In connection with the Assignment Agreement, Cidco has entered into a letter agreement (the “Letter Agreement”) with LLC dated October 2, 2001, and a Mutual Release with SBC Services dated as of October 1, 2001 (the “Mutual Release”). The Assignment Agreement, Letter Agreement and Mutual Release are attached hereto as Exhibits 10.4, 10.5, and 10.6, respectively, and are described below.

For further information, reference is made to the exhibits referred to above and in Item 7 below, the contents of which are incorporated by reference herein, and the press release issued by Cidco on October 17, 2001 announcing the signing of the Merger Agreement and attached hereto as Exhibit 99.1.

Merger Agreement; Voting Agreements and Stock Option Agreement

Under the terms of the Merger Agreement, Sub will commence a tender offer (“Offer”) for all of the issued and outstanding shares of Cidco common stock (the “Shares”) at a purchase price of $0.36 per share. It is a condition to the Offer that there be validly tendered and accepted for payment by Sub that number of Shares which constitutes greater than 50% of all Shares outstanding at the time the Shares are accepted for payment pursuant to the Offer. In addition, the Merger Agreement provides that, among other things, following consummation of the Offer and satisfaction or waiver of the conditions set forth in the Merger Agreement, Sub will merge with and into Cidco (the “Merger”) with Cidco continuing as the surviving corporation. At the effective time of the Merger, each outstanding Share (other than Shares held by Cidco or EarthLink or any of their respective subsidiaries and by stockholders who perfect and do not withdraw or otherwise lose their appraisal rights under Delaware law) will be converted into the right to receive the merger consideration, without interest, which will be the same as the consideration received by stockholders in connection with the Offer.

Pursuant to the terms of the Voting Agreements, each of Cidco’s directors, executive officers, and an affiliate of one director (each an “Insider Shareholder”) has, among other things, subject to the conditions set forth therein, (i) agreed to tender all of such Insider Shareholder’s Shares in the Offer, (ii) agreed to vote all Shares owned by such Insider Shareholder in the manner directed by EarthLink with respect to the Merger and against any other mergers, recapitalizations or the like which would be inconsistent with the Merger, and (iii) granted a proxy to EarthLink with regard to such Insider Shareholder’s Shares.

The Stock Option Agreement provides for the grant by Cidco to EarthLink of an option to purchase up to 19.9% of the outstanding Shares, subject to the terms and conditions therein.

Advance Agreement; Security Agreement and Deed of Trust

The Advance Agreement provides for a secured loan of up to $5 million from EarthLink to Cidco, subject to the terms and conditions set forth therein. EarthLink may, but is not obligated to, make advances in its sole discretion to Cidco upon proper request. The total amount of loan obligations loaned to Cidco under the terms of the Advance Agreement will bear interest annually at a rate equal to the prime rate announced by Bank of America, plus 1% (but plus 3% if Cidco is in default under the terms of the Advance Agreement). Pursuant to the terms of the Advance Agreement, if the Merger Agreement is terminated prior to the close of the Merger, Cidco will be obligated to repay to EarthLink the first $1.8 million borrowed by Cidco, plus any accrued and unpaid interest on such amount, on the 90th day following the date of the termination of the Merger Agreement. All amounts in excess of $1.8 million borrowed by Cidco (if any), together with any accrued and unpaid interest thereon, will be payable in monthly installments equal to 25% of Cidco’s gross revenues in the previous month generated by Cidco’s customers who became customers during the fourth quarter of 2001 and the first quarter of 2002. Any balance due on Cidco’s loan obligations under the Advance Agreement will be due and payable in full on the second anniversary of the termination date of the Merger Agreement.

Advances under the Advance Agreement are secured by a security interest in substantially all of Cidco’s assets, as set forth in the Security Agreement, and by the Deed of Trust, which is secured by a parcel of real property owned by Cidco.

Assignment Agreement; Letter Agreement and Mutual Release

Cidco has entered into an agreement to restructure certain arrangements with LLC and ACT. In December 2000, Cidco consummated the sale of its telephony business to LLC (the “Sale”). Under the terms of the Sale, LLC agreed to make certain post-closing payments, including certain royalty payments, to Cidco. Because LLC was in arrears with respect to such post-closing payments, and because Cidco owed an outstanding obligation to ACT, currently one of LLC’s vendors, the parties determined to restructure their arrangements pursuant to the terms of the Assignment Agreement. The Assignment Agreement provides, among other things, that LLC will assume Cidco’s obligation to ACT in exchange for (i) cancellation of all royalty payments effective as of August 1, 2001 and (ii) a dollar-for-dollar offset against the outstanding amounts owed to Cidco by LLC. Additionally, LLC made an immediate payment to Cidco of the amount not offset by its assumption of the obligation to ACT.

Also as a result of the Sale, Cidco and LLC had previously entered into certain informal business arrangements regarding the transition of the telephony business to LLC (the “Transition”). In addition to settling certain matters pursuant to the terms of the Assignment Agreement, Cidco and LLC executed the Side Letter, which memorialized their agreement on certain matters related to the Transition, including, among other matters, settlement of amounts of monies owed to each other in connection with the Transition, disposition of certain inventory of Cidco, and an agreement to enter into a sublease agreement for certain premises currently occupied by LLC.

With monies paid to it by LLC under the Assignment Agreement, Cidco settled an outstanding obligation owed by Cidco to SBC Services and executed the Mutual Release, which provides a mutual release of claims between Cidco and SBC Services.

Additional Information

Cidco security holders and any potential investors in Cidco are advised to carefully read the tender offer statement on Schedule TO, the solicitation/recommendation statement on Schedule 14D-9 and any other documents Cidco or EarthLink files with the SEC in connection with the proposed tender offer or merger when they become available because they will contain important information about the proposed transaction. Investors and security holders may obtain free copies of these documents (when available) and other documents filed by Cidco at the SEC’s website at www.sec.gov. These documents (when available) may also be obtained for free by contacting Cidco at (408) 779-1162.

Item 7.  Exhibits.

2.1	Agreement and Plan of Merger, dated as of October 17, 2001, by and among EarthLink, Inc., EarthLink Acquisition Sub, Inc. and Cidco Incorporated (incorporated by reference to the Schedule 14D-9C filed by Cidco with the SEC on October 18, 2001)

2.2	First Amendment to Agreement and Plan of Merger, dated as of October 29, 2001, by and among EarthLink, Inc., EarthLink Acquisition Sub, Inc. and Cidco Incorporated

2.3	Form of Agreement to Vote and Tender (Entity) (incorporated by reference to the Schedule 14D-9C filed by Cidco with the SEC on October 18, 2001)

2.4	Form of Agreement to Vote and Tender (Individual) (incorporated by reference to the Schedule 14D-9C filed by Cidco with the SEC on October 18, 2001)

2.5	Stock Option Agreement, dated as of October 17, 2001, between EarthLink and Cidco Incorporated (incorporated by reference to the Schedule 14D-9C filed by Cidco with the SEC on October 18, 2001)

4.1	First Amendment to Rights Agreement dated as of October 17, 2001 between Cidco Incorporated and The Bank of New York as successor-rights-agent to United States Trust Company

4.2	Second Amendment to Rights Agreement dated as of October 25, 2001 between Cidco Incorporated and The Bank of New York as successor-rights-agent to United States Trust Company

10.1	Advance Agreement, dated as of October 17, 2001 by and between Cidco Incorporated and EarthLink, Inc.

10.2	Security Agreement, dated as of October 17, 2001 by and between Cidco Incorporated and EarthLink, Inc.

10.3	Deed of Trust, dated as of October 17, 2001 by and between Cidco Incorporated and EarthLink, Inc.

10.4	Assignment Agreement dated October 1, 2001 by and among Cidco Incorporated, Cidco Communications, LLC and ACT Manufacturing (Thailand) Ltd.

10.5	Letter Agreement, dated October 2, 2001 by and between Cidco Incorporated and Cidco Communications, LLC

10.6	Mutual Release, dated October 1, 2001 by and between Cidco Incorporated and SBC Services

99.1	Press release dated October 17, 2001 (incorporated by reference to the Schedule 14D-9C filed by Cidco with the SEC on October 18, 2001)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2001	Cidco Incorporated

	By:	/s/ Richard D. Kent

Richard D. Kent Chief Financial Officer, Chief Operations Officer, Chief Accounting Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 17, 2001, by and among EarthLink, Inc., EarthLink Acquisition Sub, Inc. and Cidco Incorporated (incorporated by reference to the Schedule 14D-9C filed by Cidco with the SEC on October 18, 2001)

2.2	First Amendment to Agreement and Plan of Merger, dated as of October 29, 2001, by and among EarthLink, Inc., EarthLink Acquisition Sub, Inc. and Cidco Incorporated

2.3	Form of Agreement to Vote and Tender (Entity) (incorporated by reference to the Schedule 14D-9C filed by Cidco with the SEC on October 18, 2001)

2.4	Form of Agreement to Vote and Tender (Individual) (incorporated by reference to the Schedule 14D-9C filed by Cidco with the SEC on October 18, 2001)

2.5	Stock Option Agreement, dated as of October 17, 2001, by and between EarthLink, Inc. and Cidco Incorporated (incorporated by reference to the Schedule 14D-9C filed by Cidco with the SEC on October 18, 2001)

4.1	First Amendment to Rights Agreement dated as of October 17, 2001 between Cidco Incorporated and The Bank of New York as successor-rights-agent to United States Trust Company

4.2	Second Amendment to Rights Agreement dated as of October 25, 2001 between Cidco Incorporated and The Bank of New York as successor-rights-agent to United States Trust Company

10.1	Advance Agreement, dated as of October 17, 2001 by and between Cidco Incorporated and EarthLink, Inc.

10.2	Security Agreement, dated as of October 17, 2001 by and between Cidco Incorporated and EarthLink, Inc.

10.3	Deed of Trust, dated as of October 17, 2001 by and between Cidco Incorporated and EarthLink, Inc.

10.4	Assignment Agreement dated October 1, 2001 by and among Cidco Incorporated, Cidco Communications, LLC and ACT Manufacturing (Thailand) Ltd.

10.5	Letter Agreement, dated October 2, 2001 by and between Cidco Incorporated and Cidco Communications, LLC

10.6	Mutual Release, dated October 1, 2001 by and between Cidco Incorporated and SBC Services

99.1	Press release dated October 17, 2001 (incorporated by reference to the Schedule 14D-9C filed by Cidco with the SEC on October 18, 2001)